Exhibit 99.1
News Release

Release:Immediate    Contact:    Ronda J. Williams
                                                                     312-706-3232

Oil-Dri Announces Expected Decreased Sales to Largest Customer

CHICAGO – (June 12, 2009) – Oil-Dri Corporation of America (NYSE: ODC) today announced that it expects to lose a material amount of branded cat litter sales and related profitability with its largest customer.  Yesterday, this customer informed Oil-Dri that it has decided to emphasize a reduced number of cat litter brands and the customer’s own private label cat litter products in its stores.  As a result, Oil-Dri expects to maintain distribution of branded cat litter products only in those markets where its brands fit this customer’s strategy but will lose distribution where they do not.  The customer indicated that these changes are scheduled to go into effect during August 2009; therefore, Oil-Dri does not expect the changes to have a material effect on the current fiscal year, which ends July 31, 2009.

Oil-Dri President and Chief Executive Officer Daniel S. Jaffee commented, “We believe that these changes will have a materially negative impact on fiscal 2010 sales and net income.  We feel fortunate that we expect to maintain our private label relationship with this customer and that we have the opportunity to implement initiatives to reduce the economic impact of their decision.  Given everything we see at this time, we expect that we will deliver meaningful earnings in fiscal 2010, though most likely below what we have reported in the past couple of fiscal years.”

Jaffee continued, “We remain confident about our branded scoopable cat litter products’ unique points of difference and believe that we have the opportunity to offset some of these lost sales by growing our branded cat litter sales to our other retail partners.”

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Oil-Dri Corporation of America is a leading supplier of specialty sorbent products for agricultural, horticultural, fluids purification, specialty markets, industrial and automotive, and is the world’s largest manufacturer of cat litter.

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